                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 26, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-12387                   76-0515284
(State or other jurisdiction        (Commission File         (I.R.S. Employer of
      of incorporation                  Number)                 Incorporation
      or organization)                                       Identification No.)


    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS             60045
     (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 26, 2006, Tenneco Inc. announced its fourth quarter 2005 results of operations. Exhibit 99.1 to this Current Report on Form 8-K presents the company's press release, including the company's consolidated statements of income, balance sheets and statements of cash flows for the periods ended December 31, 2004 and 2005, as released by the company on January 26, 2006, and such Exhibit is incorporated herein by reference. Exhibit 99.1 also includes information regarding the company's scheduled conference call to discuss the company's results of operations for the fourth quarter of 2005, as well as other matters that may impact the company's outlook.

ITEM 8.01     OTHER EVENTS

     The company also announced that its Board of Directors has scheduled the company's annual meeting of stockholders for Tuesday, May 9, 2006 at 10:00 a.m. CDT. The meeting will be held at the company's headquarters, 500 North Field Drive, Lake Forest, Illinois. The record date for stockholders to vote is March 14, 2006.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
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99.1              Press release issued January 26, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO INC.


Date:  January 25, 2006                      By:  /s/ Kenneth R. Trammell
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                                                  Kenneth R. Trammell
                                                  Executive Vice President and
                                                  Chief Financial Officer